Virtus Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated December 3, 2010 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

On November 17, 2010, the Board of Trustees of Virtus Mutual Funds approved an amendment to the Investment Advisory Agreement between the Virtus Opportunities Trust, on behalf of Virtus Alternatives Diversifier Fund (the “Fund”), and Virtus Investment Advisers, Inc. (“VIA”), as investment adviser to the Fund, pursuant to which VIA has agreed to reduce its management fee to 0.00%, effective December 1, 2010.

Accordingly, a number of disclosures are hereby revised to reflect the change to the management fee for the Fund as described below.

Summary Prospectus and Statutory Prospectus

On page 1 of the Fund’s summary prospectus and page 9 of the Fund’s statutory prospectus, the Fees and Expenses table is hereby revised by replacing the Annual Fund Operating Expenses portion of the table with the following:

	Class A Shares	Class C Shares	Class I Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(b)	0.00%	0.00%	0.00%
Distribution and Shareholder Servicing (12b-1) Fees(b)	0.25%	1.00%	None
Acquired Fund Fees and Expenses(c)	1.62%	1.62%	1.62%
Other Expenses(b)	0.40%	0.40%	0.40%

Total Annual Fund Operating Expenses(b)	2.27%	3.02%	2.02%

(b)	Restated to reflect current fees and expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Also on page 1 of the Fund’s summary prospectus and page 9 of the Fund’s statutory prospectus, the Example table is hereby replaced with the following:

Class	Share Status	1 year	3 years	5 years	10 years
Class A	Sold or Held	$792	$1,244	$1,720	$3,030
Class C	Sold	$405	$933	$1,587	$3,337
	Held	$305	$933	$1,587	$3,337
Class I	Sold or Held	$205	$634	$1,088	$2,348

Statutory Prospectus

The table on page 108 of the statutory prospectus showing the management fees payable to VIA is amended to remove the line relating to the Fund. Additionally, the introductory statement preceding the tables is restated to read: “Each fund, except Virtus Alternatives Diversifier Fund, pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates. Virtus Alternatives Diversifier Fund does not pay an investment management fee.”

SAI

The table on page 43 of the SAI showing the management fees payable to VIA is amended to remove the line relating to the Fund. Additionally, the paragraph immediately preceding the tables is restated to read: “As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of the each Fund’s net assets and paid monthly at the following annual rates. Virtus Alternatives Diversifier Fund does not pay an investment management fee.”

Investors should retain this supplement with the Summary Prospectus,

Statutory Prospectus and SAI for future reference.

VOT 8020/ADF AdvisoryFeeChange (12/10)